BLACKROCK VARIABLE SERIES FUNDS II, INC.
BlackRock Total Return V.I. Fund
(the “Fund”)
Supplement dated December 7, 2021 to the Summary Prospectus and Prospectus of the Fund,
each dated May 1, 2021
Effective January 1, 2022, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:
The fifth paragraph of the section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Total Return V.I. Fund — Principal Investment Strategies,” the fifth paragraph of the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Total Return V.I. Fund — Principal Investment Strategies” and the ninth paragraph of the section of the Fund’s Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are deleted in their entirety.
The section of the Fund’s Prospectus entitled “Details About the Fund — How the Fund Invests — Other Strategies” is amended to add the following other strategy:

•
Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), unit investment trusts, and open‑end and closed‑end funds. The Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

The section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Total Return V.I. Fund — Principal Risks of Investing in the Fund” and the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Total Return V.I. Fund — Principal Risks of Investing in the Fund” are amended to delete “Investment in Other Investment Companies Risk.”
The section of the Fund’s Prospectus entitled “Details About the Fund — Investment Risks” is amended to designate “Investment in Other Investment Companies Risk” as an other risk, rather than a principal risk.
Shareholders should retain this Supplement for future reference.
PR2‑VARTR‑1221SUP